                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 15, 2002

                          CNH CAPITAL RECEIVABLES INC.
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

             333-38040                                39-1995297
          ----------------                        -----------------
     (Commission File Number)            (I.R.S. Employer Identification No.)


         100 South Saunders Road Lake Forest, IL               60045
         --------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)


                                  (847)735-9200
                                ------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                              --------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.       Document Description
--------------------------------
20.1        Monthly Servicer Report dated July 15, 2002.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNH CAPITAL RECEIVABLES INC.
                                              (Registrant)


Dated: July 15,2002                     By:   /s/ L. William York
                                           ---------------------------
                                                   L. William York
                                                   Senior VP & Acting CFO

                                INDEX TO EXHIBITS


Exhibit    Sequential
  No.      Document Description
-----------------------------------
20.1       Monthly Servicer Report dated July 15, 2002.